                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                       Date of report: October 18, 2000
                   Newcourt Equipment Trust Securities 1999-1


A New York            Commission File                  I.R.S. Employer
Corporation            No. 108-2255                      No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 740-5408

Newcourt Equipment Trust Securities 1999-1
Monthly Servicing Report
Determination Date:           October 18, 2000   Payment Date: October 20, 2000
Collection Period:          September 30, 2000

Item 5. Other


          I.    Information Regarding the Contracts

              1.  Contract Pool Principal Balance
                  a.    Beginning of Collection Period                               $ 1,163,236,670
                  b.    End of Collection Period                                     $ 1,114,231,719
                  c.    Reduction for Collection Period                              $    49,004,950
              2.  Delinquent Scheduled Payments
                  a.    Beginning of Collection Period                               $    18,018,887
                  b.    End of Collection Period                                     $    19,877,265
              3.  Liquidated Contracts
                  a.    Number of Liquidated Contracts                                           233
                        with respect to Collection Period                                        ---
                  b.    Required Payoff Amounts of Liquidated Contracts              $     3,949,047
                  c.    Total Reserve for Liquidation Expenses                       $          -
                  d.    Total Liquidation Proceeds Received (1)                      $     1,782,609
                  e.    Liquidation Proceeds Allocated to Owner Trust                $     1,782,609
                  f.    Liquidation Proceeds Allocated to Depositor                  $          -
                  g.    Current Realized Losses                                      $     2,166,438
              4.  Prepaid Contacts
                  a.    Number of Prepaid Contracts with respect                               1,015
                        to Collection Period                                                   -----
                  b.    Required Payoff Amounts of Prepaid Contracts                 $    11,488,523
              5.  Purchased Contracts (by TCC)
                  a.    Number of Contracts Purchased by TCC with                                  0
                        respect to Collection Period                                               -
                  b.    Required Payoff Amounts of Purchased Contracts               $          -
              6.  Delinquency Status of Contracts (End of Collection Period)



                                        --------------------------------------------------------------------------
                                                                                               % of Aggregate
                                          Number of      % of            Aggregate Required  Required Payoff
                                          Contracts   Contracts            Payoff Amounts        Amounts
                                        --------------------------------------------------------------------------

               a.    Current               67,230       91.79%             $1,033,508,250       91.13%
               b.    31-60 days             3,316        4.53%             $   49,752,054        4.39%
               c.    61-90 days             1,238        1.69%             $   29,591,989        2.61%
               d.    91-120 days              693        0.95%             $    9,574,851        0.84%
               e.    120+ days                768        1.05%             $   11,681,839        1.03%
               f.    Total                 73,245      100.00%             $1,134,108,984      100.00%

  7.  Historical Delinquency Experience with Respect to Contracts


      -----------------------------------------------------------------------------------------------------------------
                                      % of                   % of                    % of                % of
                                    Aggregate              Aggregate               Aggregate            Aggregate
                                 Required Payoff        Required Payoff         Required Payoff      Required Payoff
                                     Amounts                Amounts                 Amounts              Amounts
              Collection
                 Periods       31-60 Days Past Due    61-90 Days Past Due     91-120 Days Past Due   120+ Days Past Due
      -----------------------------------------------------------------------------------------------------------------

             9/30/00                  4.39%                  2.61%                   0.84%                1.03%
             8/31/00                  4.88%                  1.74%                   0.91%                0.97%
             7/31/00                  4.62%                  1.53%                   1.43%                1.13%
             6/30/00                  5.33%                  1.62%                   0.65%                1.59%
             5/31/00                  4.46%                  1.34%                   1.58%                1.14%
             4/30/00                  4.98%                  2.18%                   1.14%                1.00%
             3/31/00                  4.75%                  1.85%                   0.64%                1.57%
             2/29/00                  5.79%                  1.90%                   0.98%                1.42%
             1/31/00                  4.48%                  2.09%                   1.06%                1.31%
             12/31/99                 5.04%                  1.44%                   1.08%                1.14%
             11/30/99                 4.25%                  1.36%                   0.61%                1.10%
             10/31/99                 3.70%                  1.22%                   0.79%                1.05%
             9/30/99                  3.65%                  1.06%                   0.98%                0.35%
             8/31/99                  3.34%                  2.02%                   0.49%                0.01%


  8.  Historical Loss Experience With Respect to Contracts


                                               -------------------------------------------------------------------------------
                                                  Collection       3 Collection      6 Collection Periods     Cumulative Since
                                                    Period        Periods Ending            Ending              Cut-off Date
                                                 September-00      September-00          September-00
                                                 -------------------------------------------------------------------------------
      a.    Number of Liquidated                     233               793                  1,584                   3,247
            Contracts
      b.    Number of Liquidated                    0.270%            0.920%                1.838%                 3.767%
            Contracts as a Percentage
            of Initial Contracts
      c.    Required Payoff Amounts of            3,949,047         17,160,336            38,017,648             73,415,331
            Liquidated Contracts
      d.    Liquidation Proceeds Allocated        1,782,609         8,762,571             17,127,600             24,357,324
            to Owner Trust
      e.    Aggregate Current Realized            2,166,438         8,397,765             20,890,048             49,058,007
            Losses
      f.    Aggregate Current Realized                0.118%            0.457%                1.138%                 2.672%
            Losses as a Percentage of
            Cut-off Date Contract Pool
            Principal Balance

 II. Information Regarding the Securities
     1. Summary of Balance Information

           -----------------------------------------------------------------------------------------------------------------------
                                         Principal Balance as of  Class Factor as of  Principal Balance as of  Class Factors as of
                Class           Coupon       October 20, 2000      October 20, 2000     September 20, 2000      September 20, 2000
                                 Rate          Payment Date          Payment Date          Payment Date            Payment Date
           -----------------------------------------------------------------------------------------------------------------------
       a.  Class A-1 Notes    5.971300%        $            0            0.00000           $            0              0.00000
       b.  Class A-2 Notes    6.310000%        $            0            0.00000           $   10,316,683              0.05620
       c.  Class A-3 Notes    6.923750%        $  648,158,024            0.95420           $  679,271,171              1.00000
       d.  Class A-4 Notes    7.180000%        $  318,523,103            1.00000           $  318,523,103              1.00000
       e.  Class A-5 Notes    6.990000%        $   43,556,003            0.65000           $   45,148,664              0.67377
       f.  Class B Notes      7.070000%        $   18,570,900            0.80925           $   19,387,666              0.84484
       g.  Class C Notes      7.210000%        $   40,854,420            0.80922           $   42,652,399              0.84483
       h.  Class D Notes      7.960000%        $   44,569,269            0.80923           $   47,936,984              0.87038
       I.  Total                 N.A.          $1,114,231,719            0.60692           $1,163,236,670              0.63362


 Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,114,231,719 and the CCA Balance is 64,509,704


     2.  Total Principal Payment
          a.    Principal Balance of Notes
                (End of Prior Collection Period)                                               $1,163,236,670
          b.    Contract Pool Principal Balance (End of Collection Period)                     $1,114,231,719
          c.    Total Principal Payment                                                        $   49,004,950
      3.  Gross Collections
          a.    Scheduled Payments Received                                                    $   39,869,586
          b.    Liquidation Proceeds Allocated to Owner Trust                                  $    1,782,609
          c.    Required Payoff Amounts of Prepaid Contracts                                   $   11,488,523
          d.    Required Payoff Amounts of Purchased Contracts                                 $         -
          e.    Proceeds of Clean-up Call                                                      $         -
          f.    Investment Earnings on Collection Account and Note Distribution Account        $      260,160
          g.    Net Servicer Advances/(Recoveries)                                             $    1,858,382
          h.    Total Gross Collections (sum of (a) through (f))                               $   55,259,260
      4.  Determination of Available Funds
          a.    Total Pledged Revenues                                                         $   55,259,260
          b.    Withdrawal from Cash Collateral Account                                        $    1,496,182
          c.    Total Available Funds                                                          $   56,755,443
      5.  Class A-3 Swap
          a.    Payment Details
                1.  Class A-3 Principal Amount                                                 $   31,113,147
                2.  Class A-3 Assumed Fixed Rate                                                       6.8360%
                3.  Class A-3 Assumed Fixed Rate Count (30/360)                                   0.083333333
                4.  Class A-3 Interest Rate (Libor + .30%)                                            6.92375%
                5.  Class A-3 Interest Rate Day Count (Actual/360)                                0.083333333

          b.    Net Payment Calculation
                1. Class A-3 Assumed Fixed Payment to Swap Provider                            $    3,869,581
                2. Class A-3 Interest Payment                                                  $    3,919,253
                3. Class A-3 Swap Payment From/(To) the Trust                                  $      (49,672)

      6.  Application of Available Funds

          ---------------------------------------------------------------------------------------------
                       Item                                        Amount     Remaining Available Funds
          ---------------------------------------------------------------------------------------------
          a.    Total Available Funds                                                $56,755,443
          b.    Servicing Fee                                  $   969,364           $55,786,079
          c.    Interest on Notes:
                i) Class A-1 Notes                             $      -              $55,786,079
                ii) Class A-2 Notes                            $    54,249           $55,731,830
                iii) Class A-3 Net Swap                        $   (49,672)          $55,781,502
                iv) Class A-3 Notes                            $ 3,919,253           $51,862,249
                v) Class A-4 Notes                             $ 1,905,830           $49,956,419
                vi) Class A-5 Notes                            $   262,991           $49,693,428
                vii) Class B Notes                             $   114,226           $49,579,202
                viii) Class C Notes                            $   256,270           $49,322,932
                ix) Class D Notes                              $   317,982           $49,004,950
          d.    Principal of Notes
                i) Class A-1 Notes                             $      -              $49,004,950
                ii) Class A-2 Notes                            $10,316,683           $38,688,267
                iii) Class A-3 Notes                           $31,113,147           $ 7,575,120
                iv) Class A-4 Notes                            $      -              $ 7,575,120
                v) Class A-5 Notes                             $ 1,592,661           $ 5,982,459
                vi) Class B Notes                              $   816,766           $ 5,165,694
                vii) Class C Notes                             $ 1,797,979           $ 3,367,715
                viii) Class D Notes                            $ 3,367,715           $      -
          e.    Deposit to Cash
                Collateral Account                             $      -              $      -
          f.    Amount to be applied in
                accordance with CCA                            $      -              $      -
                Loan Agreement
          g     Balance, if any, to Equity                     $      -              $      -

III. Information Regarding the Cash Collateral Account

 1.  Balance Reconciliation

     -------------------------------------------------------------------------------------------------------
                                                                                           October 20, 2000
                                   Item                                                      Payment Date
     -------------------------------------------------------------------------------------------------------
     a.    Available Cash Collateral Amount (Beginning)                                        66,005,887
     b.    Deposits to Cash Collateral Account                                                      -
     c.    Withdrawals from Cash Collateral Account                                             1,496,182
     d.    Releases of Cash Collateral Account Surplus                                              -
           (Excess, if any of (a) plus (b) minus (c) over (f))
     e.    Available Cash Collateral Amount (End)                                              64,509,704
           (Sum of (a) plus (b) minus (c) minus (d))
     f.    Requisite Cash Collateral Amount                                                    73,539,293
     g.    Cash Collateral Account Shortfall                                                    9,029,589
           (Excess, if any, of (f) over (e))
 2.        Calculation of Requisite Cash Collateral Amount
     a.    For any payment date on or prior to the
           August 2000 Payment Date  to,
           and including, the August 2000 Payment Date
           1) Initial Cash Collateral Amount                                                  100,972,742
     b.    For any Payment Dates after the August 2000
           Payment Date until
            the Final Payment Date, the sum of
           1) 6.60% of the Contract Pool Principal Balance                                     73,539,293
           2) The Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance less the
            Contract Pool Principal Balance                                                             0
           3) Total ((1) plus (2))                                                             73,539,293
     c.    Floor equal to the lesser of
            1) 1.25% of Cut-Off Date Contract Pool Principal
           Balance ($22,948,350); and                                                          22,948,350
           2) the Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance                                               1,114,231,719
     d.    Requisite Cash Collateral Amount                                                    73,539,293

 3.        Calculation of Cash Collateral Account Withdrawals
     a.    Interest Shortfalls                                                                      -
     b.    Principal Deficiency Amount                                                          1,496,182
     c.    Principal Payable at Stated Maturity Date of
           Class of Notes or Equity Certificates                                                    -
     d.    Total Cash Collateral Account Withdrawals                                            1,496,182

 IV. Information Regarding Distributions on Securities


      -------------------------------------------------------------------------------------------------
            Distribution          Class A-1           Class A-2           Class A-3        Class A-4
              Amounts               Notes               Notes               Notes            Notes
      -------------------------------------------------------------------------------------------------
      1. Interest Due                $   -             $    54,249   $ 3,919,253           $1,905,830
      2. Interest Paid               $   -             $    54,249   $ 3,919,253           $1,905,830
      3. Interest Shortfall          $   -             $    -        $    -                $    -
      ((1) minus (2))
      4. Principal Paid              $   -             $10,316,683   $31,113,147           $    -
      5. Total Distribution Amount   $   -             $10,370,932   $35,032,400           $1,905,830
      ((2) plus (4))


      ---------------------------------------------------------------------------------------------------------------
           Distribution              Class A-5          Class B       Class C             Class D
             Amounts                   Notes             Notes         Notes               Notes         Totals
      ---------------------------------------------------------------------------------------------------------------
      1. Interest Due                $  262,991        $114,226      $   256,270           $   317,982   $ 6,830,800
      2. Interest Paid               $  262,991        $114,226      $   256,270           $   317,982   $ 6,830,800
      3. Interest Shortfall          $    -            $  -          $     -               $    -        $     -
      ((1) minus (2))
      4. Principal Paid              $1,592,661        $816,766      $ 1,797,979           $ 3,367,715   $49,004,950
      5. Total Distribution Amount   $1,855,652        $930,991      $ 2,054,249           $ 3,685,697   $55,835,750
      ((2) plus (4))

 V. Information Regarding Other Pool Characteristics

      ---------------------------------------------------------------------------------------------------
                                                             As of End of              As of End of
                     Item                                    September-00               August-00
                                                          Collection Period         Collection Period
      ---------------------------------------------------------------------------------------------------
      1.  Original Contract Characteristics
          a.    Original Number of Contracts                    86,204                     N.A.
          b.    Cut-Off Date Contract Pool                  1,835,868,028                  N.A.
                Principal Balance
          c.    Original Weighted Average                       47.00                      N.A.
                Remaining Term
          d.    Weighted Average                                55.00                      N.A.
                Original Term
      2.  Current Contract Characteristics
          a.    Number of Contracts                             73,245                    74,616
          b.    Average Contract                                15,212                    15,590
                Principal Balance
          c.    Weighted Average                                 37.1                      37.7
                Remaining Term


 VI. Newcourt Equipment Trust Securities 1999-1 Prepayment Schedule




     -------------------------------------------------------------
      Payment Date                                   Since Issue
         Period                                          CPR
     -------------------------------------------------------------
           0                Aug-99
           1                Sep-99                         7.696%
           2                Oct-99                        10.521%
           3                Nov-99                         9.958%
           4                Dec-99                         8.758%
           5                Jan-00                         8.327%
           6                Feb-00                         9.785%
           7                Mar-00                         9.516%
           8                Apr-00                         9.315%
           9                May-00                         9.708%
          10                Jun-00                         9.706%
          11                Jul-00                         9.497%
          12                Aug-00                        11.356%
          13                Sep-00                        10.971%
          14                Oct-00                        11.260%

 VII. Purchased, Liquidated and Paid Contracts

        A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Pooling and Servicing Agreement, dated as of August 1, 1999 (the "Pooling and Servicing Agreement"), among Newcourt
   Equipment Trust Securities 1999-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the
   Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on October 20, 2000

         This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                          AT&T Capital Corporation

                          Glenn Votek
                          -----------
                          Glenn Votek
                          Executive Vice President, and Treasurer